Exhibit 99.1

CONTACTS:

Insignia Solutions

FD Morgen-Walke

Linda Potts, Chief Financial Officer	Investors: Teresa Thuruthiyil
(510) 360-3700	(415) 296-7383

Insignia Solutions Reports First Quarter

2003 Financial Results

FREMONT, Calif., May 15, 2003- Insignia Solutions® (Nasdaq: INSG) today reported financial results for the first quarter ended March 31, 2003.

Revenues for the quarter were $379,000, which compares to $3.5 million reported for the first quarter of the previous year.  Net loss for the first quarter of 2003 was $3.2 million, or a loss of $0.16 per share, which compares to a net loss of $972,000, or a loss of $0.05 per share, in the first quarter of 2002.

During the first quarter of 2003, Insignia Solutions began the transfer of its Java Virtual Machine (JVM) business, including the transfer of employees.  Thus, as previously discussed, first quarter 2003 results reflect JVM-related revenues and expenses for January and February only.  Sale of the Company’s JVM assets was completed on April 24, 2003.  As of March 31, 2003, the Company had cash, cash equivalents and restricted cash of $214,000.

Mark McMillan, Chief Executive Officer of Insignia Solutions, commented, “With the sale of our JVM business in April, we accomplished our goal of refocusing Insignia to take advantage of the market opportunity associated with further developing our Secure System Provisioning (SSP)™ as a scalable and efficient system to accomplish Over-The-Air Repair™ for wireless operators and handset vendors.  During the first quarter and as a result of the aforementioned transaction, we initiated steps to reduce our overhead and raise needed working capital.  Our first quarter results reflect the business we have transitioned away from, while our immediate focus going forward will be to continue to develop channel partnerships for our SSP product and conduct ongoing carrier lab trials.  As we progress, we look forward to signing new customers in the second half of the year and establishing a revenue stream associated with our new products next year.”

Recent Highlights:

•                  Insignia Solutions completed the sale of its Jeode business to esmertec A.G. whereby esmertec acquired all of Insignia's Java Virtual Machine related assets with the exception of Jeode intellectual property that will be transferred in June 2004.  As a result, esmertec has become the exclusive master distributor of Jeode. Insignia will continue to receive a portion of Jeode revenues on a periodic basis for three years.

•                  At CTIA Wireless 2003, Insignia demonstrated its SSP product on several phones utilizing GPRS and CDMA networks, on March 17-19 in New Orleans, LA. Appearing in the Intel

Insignia Solutions Announces Q1 2003 Financial Results

PCA Developer Booth, Insignia demonstrated the capability for Over-The-Air Repair of mobile terminals.

Conference Call

Insignia Solutions will host a conference call today at 2:00 p.m., Pacific Time.  A live web cast will be available via a link on the Investor Relations portion of Insignia’s website at www.insignia.com.  An on demand archive of the call will be available at the website following the call.

About Insignia Solutions

Insignia provides an essential ingredient to mobile operators and terminal manufacturers by enabling Over-The-Air Repair of a growing complex and diverse community of devices on the network. Insignia’s products and services radically reduce customer care and recall costs, maintain device integrity, and enable a wide range of new mobile services. Founded in 1986, Insignia has a long history of innovation, stewardship of major industry standards, and the trust of dozens of manufacturers around the world.  The company is headquartered in Fremont, California with R&D and European operations based in the United Kingdom.  For additional information about Insignia or its products please visit http://www.insignia.com.

Note to Editors: Insignia, Insignia Solutions, and the Insignia Solutions logo are registered trademarks and Secure System Provisioning, Over-The-Air Repair, are trademarks of Insignia Solutions, Inc. All other trademarks are the property of their respective holders.

Forward-Looking Statements

The statements in this press release relating to matters that are not historical are forward-looking statements that involve risks and uncertainties. This news release includes forward-looking statements that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those referred to in the forward-looking statements. Such factors include, but are not limited to, risks that cash generated from operations and financing activities will be insufficient to satisfy Insignia Solutions' liquidity requirements; the impact of conclusion or postponement of prospective licensing transactions; the impact of weakening economic conditions or perceived conditions on the level of spending by customers and prospective customers on Insignia Solutions’ software and services; financial and other impacts of cost control measures; quarterly fluctuations in Insignia Solutions’ revenues or other operating results; failure by Insignia Solutions to meet financial expectations of analysts and investors, including failure resulting from significant reductions in demand from earlier anticipated levels; risk as related to market acceptance of Insignia Solutions’ products; impact of long and lengthening sales and implementation cycles for Insignia Solutions’ products; satisfaction levels of customers regarding the implementation and performance of Insignia Solutions’ products; reliance by Insignia Solutions on a limited number of customers for a majority of revenue; Insignia Solutions’ need to maintain and enhance business relationships with systems integrators, licensors and other parties; Insignia Solutions ability to attract and maintain qualified executives and other personnel and motivate employees; Insignia Solutions’ use in its products of third-party software; activities by Insignia Solutions and others regarding protection of intellectual property; and release of competitive products and other actions by competitors. Further details on these risks are set forth in Insignia Solutions’ filings with the Securities and Exchange Commission, including its most recent filings on Forms 10-K and 10-Q. These filings are available on a website maintained by the Securities and Exchange Commission at http://www.sec.gov. Forward-looking statements in this release are generally identified by words such as “expect,” “anticipate,” “will,” “intend,” “believe,” “hope,” “assume,” “estimate,” “plan,” and other similar words and expressions. Insignia Solutions does not undertake an obligation to update forward-looking or other statements in this release.

INSIGNIA  SOLUTIONS  PLC

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(amounts in thousands, except per share amounts)

(unaudited)

	Three months ended March 31,
	2003	2002
Net revenues:
License	$192	$2,988
Service	187	556

Total net revenues	379	3,544

Cost of net revenues:
License	115	1,014
Service	52	197

Total cost of net revenues	167	1,211

Gross margin	212	2,333
	56%	66%
Operating expenses:
Sales and marketing	645	1,721
Research and development	1,306	1,196
General and administrative	1,144	938
Restructuring	326	—

Total operating expenses	3,421	3,855

Operating loss	(3,209)	(1,522)

Interest income, net	(1)	21
Other income, net	13	(32)

Loss before income taxes	(3,197)	(1,533)

Provision (benefit) for income taxes	2	(561)

Net loss	$(3,199)	$(972)

Basic and diluted net loss per share:	$(0.16)	$(0.05)

Weighted average equivalent shares:
Basic and diluted	20,089	19,574

INSIGNIA SOLUTIONS PLC

CONDENSED CONSOLIDATED  BALANCE SHEET

(amounts in thousands)

(unaudited)

	March 31, 2003	December 31, 2002
ASSETS

Current assets:
Cash and cash equivalents	$124	$726
Restricted cash	90	250
Accounts receivable, net of allowances of $28 and $50, respectively	397	931
Tax receivable	706	702
Prepaid royalties	901	1,000
Prepaid expenses	478	695
Other current assets	441	438
Total current assets	3,137	4,742

Property and equipment, net	186	230
Prepaid royalties	1,381	1,381

Other noncurrent assets	—	100
	$4,704	$6,453

LIABILITIES, MANDATORY REDEEMABLE AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,124	$665
Accrued liabilities	818	950
Accrued severance	209	—
Note payable	1,000	—
Deferred revenue	451	534
Income taxes payable	187	191
Total current liabilities	3,789	2,340

Mandatorily redeemable warrants	1,440	1,440

Shareholders’ equity:
Ordinary shares	6,445	6,444
Additional paid-in capital	59,901	59,901
Accumulated deficit	(66,410)	(63,211)
Other accumulated comprehensive loss	(461)	(461)
Total shareholders’ equity	(525)	2,673

	$4,704	$6,453